UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2005


                           ABLE LABORATORIES, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                 001-11352                 04-3029787
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     (State or other      (Commission File Number)      (IRS Employer
     jurisdiction of                               Identification Number)
     incorporation)

                       1 Able Drive, Cranbury, NJ             08512
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             (Address of Principal Executive Offices)       (Zip Code)


                                 (609) 495-2800
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01      Entry into a Material Definitive Agreement.
                ------------------------------------------

      On August 15, 2005, Able Laboratories, Inc. (the "Company") announced a decision by its Board of Directors that the best course of action to preserve value for it creditors and others would be to immediately reduce overhead and expenses as much as possible and to initiate the process of selling its business and assets to one or more third-party purchasers.

      On October 19, 2005, the Company entered into an asset purchase agreement (the "Agreement") with Aurobindo Pharma USA, Inc. ("Aurobindo") for the Company to sell substantially all of its assets, free and clear of liens, to Aurobindo. Under the Agreement, Aurobindo also agreed to assume the Company's unexpired lease for its premises located at 1 Able Drive, Cranbury, New Jersey and a limited number of its executory contracts. The Agreement contemplates the Company's commencing an auction of its assets, with Aurobindo's being the "stalking horse" for the bidding.

      On October 21, 2005, the US Bankruptcy Court for the District of New Jersey approved the Company's motion, among other things, (i) to approve auction procedures whereby the Company may solicit higher and better bids than the bid reflected in the Agreement and (ii) to schedule a final hearing to consider the approval of the sale and the assumption and assignment of contracts under sections 363 and 365 of the Bankruptcy Code.

      If the offer contained in the Agreement is the highest and best offer at the auction, closing under the Agreement is subject to, among other things, ratification and approval by the bankruptcy court and environmental approvals. The Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

  (a)  Financial Statements of Businesses Acquired:

       Not Applicable.

  (b)  Pro Forma Financial Information:

       Not Applicable.

  (c)  Exhibits:

       10.1 Asset Purchase Agreement between the Company and
            Aurobindo, dated October 19, 2005

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ABLE LABORATORIES, INC.



                                      By:   /s/ Richard M. Shepperd
                                         ---------------------------------------
                                         Name:  Richard M. Shepperd
Dated: October 25, 2005                  Title: Director of Restructuring

                                INDEX TO EXHIBITS


                                                         Sequentially
Exhibit                                                  Numbered
 Number                    Exhibit                         Page
 ------                    -------                     ------------

  10.1    Asset Purchase Agreement between the             __
          Company and Aurobindo, dated October 19,
          2005